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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 1999

                                  CAPRIUS, INC.
                                  -------------

             (Exact name of registrant as specified in its charter)

Delaware                             0-11914                          22-2457487
--------                             -------                          ----------

(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                  File Number)              Identification No.)


                46 Jonspin Road, Wilmington, Massachusetts 01887
                ------------------------------------------------

               (Address of principal executive offices) (Zip Code)

Registrant's Telephone Number including Area Code:  (978) 657-8876

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Item 5.  Other Events

On April 28, 1999, Caprius, Inc. (the "Registrant") announced that it had concluded the sale of its Aurora(R) breast scanner technology related assets to Pacific Republic Capital Corp ("Pacific") for approximately $850,000 in cash and the assumption by Pacific of certain obligations associated with the transferred assets.

The Registrant further announced that the settlement of the shareholders class action, which was commenced in January 1998, was given final court approval in Federal Court in Boston.

A copy of the Press Release issued by the Registrant is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits:
         The following exhibit is filed as part of this report:

         99.1     Press Release, dated April 28, 1999 issued by Caprius, Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CAPRIUS, INC.

Dated:  May 4, 1999                           By:      /s/ Enrique Levy
                                                       ----------------
                                                       Name:   Enrique Levy
                                                       Title:  President




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                                  EXHIBIT INDEX
                                  -------------



The following Exhibit is filed herewith.


                                                      Sequentially
Exhibit                                               Numbered
Number        Description                             Page
------        -----------                             ----

99.1          Press Release issued by Caprius,               5
              Inc., dated April 28, 1999.







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